Tortoise Energy Independence Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2022

	Shares	Fair Value
Common Stock - 90.1% (1)
Crude Oil Pipelines - 1.5% (1)
Canada - 1.5% (1)
Enbridge Inc.	23,865	$983,715
Natural Gas Gathering/Processing - 0.3% (1)
United States - 0.3% (1)
Kinetik Holdings, Inc.	5,678	209,348

Natural Gas/Natural Gas Liquids Pipelines - 18.2% (1)
Canada - 1.4% (1)
TC Energy Corporation	19,745	951,709
United States - 16.8% (1)
Cheniere Energy, Inc.	43,921	7,035,266
Excelerate Energy, Inc.	6,209	159,447
Kinder Morgan Inc.	56,165	1,028,943
Targa Resources Corp.	28,897	1,971,642
The Williams Companies, Inc.	36,175	1,231,035
		11,426,333
Oil and Gas Production - 64.8% (1)
Canada - 1.9% (1)
Suncor Energy, Inc.	40,528	1,309,865
United States - 62.9% (1)
Chevron Corp.	19,314	3,052,771
ConocoPhillips	21,747	2,380,209
Continental Resources, Inc.	15,751	1,099,892
Coterra Energy, Inc.	21,071	651,305
Devon Energy Corp.	90,404	6,384,330
Diamondback Energy, Inc.	37,179	4,955,217
EOG Resources, Inc.	28,274	3,429,636
EQT Corp.	117,402	5,611,816
Exxon Mobil Corp.	30,377	2,903,737
Marathon Oil Corp.	81,694	2,090,549
Occidental Petroleum Corp.	53,183	3,775,993
PDC Energy, Inc.	9,914	673,260
Pioneer Natural Resources Company	22,350	5,659,467
		42,668,182
Other - 3.9% (1)
United States - 3.9% (1)
Baker Hughes Co.	38,763	979,154
Clean Energy Fuels Corp. (2)	29,780	200,122
Darling Ingredients, Inc. (2)	1,957	148,849
Denbury, Inc. (2)	15,079	1,340,976
		2,669,101
Renewables and Power Infrastructure - 1.4% (1)
United States - 1.4% (1)
American Electric Power Co, Inc.	2,921	292,684
Archaea Energy, Inc. (2)	7,593	150,038
NextEra Energy, Inc.	6,065	515,889
		958,611
Total Common Stock
(Cost $34,353,848)		61,176,864

Master Limited Partnerships - 15.5% (1)
Crude Oil Pipelines - 3.3% (1)
United States - 3.3% (1)
Plains All American Pipeline LP	189,849	2,230,726
Natural Gas Gathering/Processing - 2.0% (1)
United States - 2.0% (1)
Western Midstream Partners, LP	48,607	1,366,343
Natural Gas/Natural Gas Liquids Pipelines - 8.7% (1)
United States - 8.7% (1)
DCP Midstream, LP	50,351	1,914,345
Energy Transfer LP	241,059	2,822,801
Enterprise Products Partners LP	43,433	1,143,156
		5,880,302
Refined Product Pipelines - 1.5% (1)
United States - 1.5% (1)
Magellan Midstream Partners LP	19,323	997,647
Total Master Limited Partnerships
(Cost $7,766,551)		10,475,018

Short-Term Investment - 0.5% (1)
United States Investment Company - 0.5% (1)
Invesco Government & Agency Portfolio - Institutional Class, 2.238% (3)
(Cost $346,996)	346,996	346,996

Total Investments - 106.1% (1)
(Cost $42,467,395)		71,998,878
Liabilities in Excess of Other Assets - (0.2)% (1)		(114,638)
Credit Facility Borrowings - (5.9)% (1)		(4,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$67,884,240

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of August 31, 2022.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stock (a)	$61,176,864	$-	$-	$61,176,864
Master Limited Partnerships (a)	10,475,018	-	-	10,475,018
Short Term Investment (b)	346,996	-	-	346,996
Total Investments	$71,998,878	$-	$-	$71,998,878

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.